SUPPLEMENT DATED JUNE 9, 2008 TO THE

FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS DATED JANUARY 31, 2008

AND

FIRST INVESTORS TAX EXEMPT FUNDS PROSPECTUS DATED MAY 1, 2008

The following policies are inserted into the First Investors Income and Equity Funds prospectus dated January 31, 2008, under the Account Policies section on page 88 immediately before the subheading “Other account privileges and policies” and into the First Investors Tax Exempt Funds prospectus dated May 1, 2008, on page 59 immediately before the subheading “How do I obtain a complete explanation of all account privileges and policies?”. These policies are intended to make it easier for owners of joint accounts and accounts established for trusts, partnerships, corporations and other entities to effect transactions in their fund accounts and to clarify the distinction between telephone privileges with the funds and shareholder’s right to communicate instructions to his or her financial intermediary (i.e., his or her Representative).

Telephone Privileges -- General. Telephone privileges allow shareholders to place redemption and exchange orders directly with the Funds through their transfer agent.  Telephone privileges are automatically available on all First Investors fund accounts. It is your responsibility to decline telephone privileges if you do not want them.  Whether or not you have telephone privileges, you may still be able to place orders through your dealer of record in accordance with its procedures.  For example, if First Investors is the dealer of record on your account, you can call your First Investors Representative to place purchase, redemption or exchange orders and we are authorized to accept such telephone instructions from you through your Representative whether or not you have telephone privileges with the Funds.  If you do not want us to accept telephone instructions from you directly or i ndirectly through your First Investors Representative, you must provide us with specific written instructions to restrict your account.  If we agree to administer your account on such a restricted basis, we will treat your account as a “restricted account” and only accept written instructions that are signed by all account owners and all required authorized persons in the case of an account opened for an entity.  You should be aware that this could significantly delay your ability to effect transactions, increase your costs, and potentially cause losses.  For your protection and ours, we require signature guarantees for certain types of transactions.  Such transactions are described in “How do I sell shares?”.  Transactions that require signature guarantees cannot be effected via telephone.  They can only be effected through written instructions signed by all owners or the required number of authorized persons with a signature guarantee for each signature fro m an eligible financial institution.  We reserve the right (but have no obligation) to require that instructions for any other transactions be in writing, signed by all owners, and signature guaranteed.

We employ the following procedures to ensure that telephone instructions received by the Funds from shareholders are genuine: (1) we record all telephone calls made to our transfer agent by shareholders and their representatives; (2) we ask for some or all of the following information to verify that the person calling is the shareholder or an authorized person for the account – the caller’s name, the account registration, the account number, address of record for the account, the last four digits of the shareholder’s social security number or taxpayer identification number, personal identification number (if one has been issued), and such other information as may be deemed necessary; and, (3) we mail a statement to the shareholder at the address of record to confirm any transaction that occurs.   We believe that these procedures are reasonable.  We (the Funds, their transfer agent , and their affiliates) are not liable for following instructions received over the phone for an account that has telephone privileges as long as we follow these verification procedures and reasonably believe that the telephone instructions are genuine.

Telephone Privileges -- Joint Accounts.  It is our policy to accept instructions, in written, oral, or other form as we may permit, from any one of the joint tenants of a joint account as long as the account has telephone privileges.  This applies to any type of joint account.  Each owner may therefore act as if he or she were the sole owner of the account without any requirement to notify the other joint owner(s).  For example, any one joint owner of a joint fund account can buy, sell or exchange shares of the fund, withdraw funds, transfer funds, arrange for account statements to be sent only to him or her or a designated third party, or change the account’s features and services.  In addition, the principle of “notice to one is notice to all” applies.  Thus, to the full extent permitted by law, we are legally considered to have fulfilled our obligat ions to all joint tenants if we fulfill them with respect to just one joint tenant.  For example, we may send confirmation statements to just one joint tenant owner.  We have no obligation to question the purpose or propriety of any instruction of a joint tenant owner or to let other owners know about any changes a joint tenant has made to the account (except as expressly required by law).  Therefore, each joint tenant is responsible for any actions and any losses that are caused by any other joint tenant.  Each joint tenant shall also be liable, jointly and individually, for any fees or charges that are due to us relating to the account.  If you open or maintain a joint account, you consent to this policy.

Telephone Privileges -- Accounts Established for Trusts, Partnerships, Corporations and Other Entities.  In the case of an account opened for a trust, a partnership, a corporation, or other entity, it is our policy to accept instructions, in written, oral or such other form as we may permit, from any of the persons designated as having authority over the account as long as the account has telephone privileges.  Thus, any one of the designated persons is authorized to provide us with instructions of any type without limitation, including instructions to redeem or transfer funds to other persons.  We have no responsibility for reviewing trusts, partnership agreements, articles of incorporation, by-laws or similar documents, whether provided to us or not, to determine if there are any restrictions in them on the authority of any one authorized person to provide us with instructions or to con trol the account. We may send confirmations, statements and other required information to any one of the authorized persons at the address of record for the account.  We have no obligation to question the purpose or propriety of any instruction of any authorized person or to let other authorized persons know about any transactions or changes that have been made to the account.  If you open or maintain an account for an entity, you consent to this policy.

 IETP0608